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                                    VARIFLEX
                           VARIABLE ANNUITY CONTRACTS

                                   ISSUED BY--
                     SECURITY BENEFIT LIFE INSURANCE COMPANY
                   700 SW HARRISON, TOPEKA, KANSAS 66636-0001

                                 (785) 431-3000
                   THE DATE OF THIS SUPPLEMENT IS MAY 1, 1998


This Supplement updates certain information in the Prospectuses dated April 30, 1996, as supplemented July 1, 1996, and May 1, 1997, for Variflex Variable Annuity Contracts offered by Security Benefit Life Insurance Company. Please read this Supplement carefully. You should attach this Supplement to your copy of the Prospectus and retain both for future reference. You may obtain an additional copy of the Prospectus, free of charge, by calling 1-800-888-2461, extension 3112.

The following paragraph is added after the last paragraph on page 1:

        The Securities and Exchange Commission maintains a web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference and other information regarding companies that file electronically with the Securities and Exchange Commission.

The "SUMMARY OF EXPENSES," page 5, is updated below:

                               SUMMARY OF EXPENSES

CONTRACTOWNER TRANSACTION EXPENSES
  Sales Load Imposed on Purchase (as a percentage of Purchase Payments).. 0% Contingent Deferred Sales Load (as a percentage of Purchase Payments
    or amount withdrawn, as applicable)(1)...............................     8%
  Surrender Fees (as a percentage of amount surrendered, if applicable)..     0%
  Exchange Fee...........................................................    $0

ANNUAL CONTRACT FEE(2)...................................................   $30

SEPARATE ACCOUNT ANNUAL FEE (as a percentage of average account value)
  Mortality and Expense Risk Fees........................................   1.2%
  Account Fees and Expenses..............................................   0.0%
                                                                            ---
  Total Separate Account Annual Expenses.................................   1.2%

--------------------------------------------------------------------------------
THIS SUPPLEMENT SHOULD BE RETAINED FOR FUTURE REFERENCE.
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                                        1

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SBL FUND ANNUAL EXPENSES (as a percentage of average net assets)

                                          MANAGEMENT     OTHER      TOTAL ANNUAL
                                           FEES (3)     EXPENSES    EXPENSES(3)
                                          ----------    --------    ------------
Growth (Series A).........................  0.75%        0.06%         0.81%
Growth-Income (Series B)..................  0.75%        0.08%         0.83%
Money Market (Series C)...................  0.50%        0.08%         0.58%
Worldwide Equity (Series D)...............  1.00%        0.24%         1.24%
High Grade Income (Series E)..............  0.75%        0.08%         0.83%
Emerging Growth (Series J)................  0.75%        0.07%         0.82%
Global Aggressive Bond (Series K).........  0.75%        0.64%         1.39%
Specialized Asset Allocation (Series M)...  1.00%        0.26%         1.26%
Managed Asset Allocation (Series N).......  1.00%        0.35%         1.35%
Equity Income (Series O)..................  1.00%        0.09%         1.09%
Social Awareness (Series S)...............  0.75%        0.08%         0.83%

(1) The contingent deferred sales load is decreased based on the Contract Year in which the withdrawal is made from 8% in the first Contract Year to 0% in the ninth Contract Year. Variflex Contracts-401(k) and 408(k) are subject to a schedule of charges that has a different rate of decline in the percentage than other Contracts. Under certain circumstances, the contingent deferred sales load may be reduced or waived, including certain annuity options.

(2) The annual Administrative Fee for Variflex Contracts-401(k) and 408(k) is the lesser of 2% of assets valued as of the year end or $30.

(3) During the fiscal year ended December 31, 1997, the Investment Manager waived the management fees of Series K. Beginning May 1, 1998, the Investment Manager will no longer waive Series K's management fee. The expense information above has been restated to reflect what Series K's expenses would have been during fiscal year 1997 absent the fee waiver.

EXAMPLE:  VARIFLEX CONTRACTS (EXCLUDING VARIFLEX CONTRACTS - 401(K) AND 408(K))
-------------------------------------------------------------------------------
  If you surrender your contract at the end of the applicable time period:
    You would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets:

                                           1 Year   3 Years   5 Years   10 Years
                                           ------   -------   -------   --------
Growth Series.............................   101      125       153       244
Growth-Income Series......................   102      125       154       246
Money Market Series.......................    99      118       142       220
Worldwide Equity Series...................   110      149       197       330
High Grade Income Series..................   102      125       154       246
Emerging Growth Series....................   102      125       154       245
Global Aggressive Bond Series.............   100      120       145       226
Specialized Asset Allocation Series.......   106      138       176       290
Managed Asset Allocation Series...........   107      140       181       298
Equity Income Series......................   104      133       168       273
Social Awareness Series...................   102      125       154       246

  If you do not surrender your contract:
    You would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets:

                                           1 Year   3 Years   5 Years   10 Years
                                           ------   -------   -------   --------
Growth Series.............................    21       66       113       244
Growth-Income Series......................    22       67       114       246
Money Market Series.......................    19       59       102       220
Worldwide Equity Series...................    30       92       157       330
High Grade Income Series..................    22       67       114       246
Emerging Growth Series....................    22       66       114       245
Global Aggressive Bond Series.............    20       61       105       226
Specialized Asset Allocation Series.......    26       80       136       290
Managed Asset Allocation Series...........    27       82       141       298
Equity Income Series......................    24       75       128       273
Social Awareness Series...................    22       67       114       246

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                                       2
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EXAMPLE:  VARIFLEX CONTRACTS - 401(K) AND 408(K) (SOLD PRIOR TO MAY 1, 1990)
----------------------------------------------------------------------------
  If you do not surrender your contract at the end of the applicable time period:
    You would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets:

                                           1 Year   3 Years   5 Years   10 Years
                                           ------   -------   -------   --------
Growth Series.............................   102      145       184       246
Growth-Income Series......................   102      146       185       248
Money Market Series.......................    99      139       173       222
Worldwide Equity Series...................   110      169       227       332
High Grade Income Series..................   102      146       185       248
Emerging Growth Series....................   102      145       185       247
Global Aggressive Bond Series.............   100      140       176       229
Specialized Asset Allocation Series.......   106      158       207       291
Managed Asset Allocation Series...........   107      160       212       300
Equity Income Series......................   104      153       199       275
Social Awareness Series...................   102      146       185       248

  If you do not surrender your contract:
    You would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets:

                                           1 Year   3 Years   5 Years   10 Years
                                           ------   -------   -------   --------
Growth Series.............................    22       67       114       246
Growth-Income Series......................    22       67       115       248
Money Market Series.......................    19       60       103       222
Worldwide Equity Series...................    30       93       158       332
High Grade Income Series..................    22       67       115       248
Emerging Growth Series....................    22       67       115       247
Global Aggressive Bond Series.............    20       62       106       229
Specialized Asset Allocation Series.......    26       80       137       291
Managed Asset Allocation Series...........    27       83       142       300
Equity Income Series......................    24       75       129       275
Social Awareness Series...................    22       67       115       248

   The purpose of the preceding table is to assist Contractowners in understanding the various costs and expenses that a Contractowner will bear directly or indirectly and, thus, the table reflects expenses of both the Variflex separate account and the SBL Fund. The example should not be considered to be a representation of past or future expenses, and the example does not include the deduction of state premium taxes, which in a number of states may be assessed. Actual expenses may be greater or lesser than those shown. The example assumes a 5 percent annual rate of return pursuant to the requirements of the Securities and Exchange Commission. This hypothetical rate of return is not intended to be representative of past or future performance of the Fund. Pursuant to the requirements of the Securities and Exchange Commission, any annual contract fee is deducted pro rata from each Series; however, under the contract the annual Administrative Fee is deducted sequentially from the Series as specified under "Sequential Deduction of Fees" in this Prospectus. For a more complete description of the various costs and expenses of the Fund, see the prospectus for SBL Fund.

The "CONDENSED FINANCIAL INFORMATION" set forth below has been updated to include financial information for the period ended December 31, 1997:

                         CONDENSED FINANCIAL INFORMATION

     The following condensed financial information presents accumulation unit values at the beginning and end of each period as well as ending accumulation units outstanding for Qualified and Non-Qualified Contracts under each Series of Variflex.

                              1997       1996   1995(D)(E)     1994       1993     1992(C)  1991(A)(B)   1990      1989      1988
QUALIFIED CONTRACTS

GROWTH SERIES (SERIES A)

Accumulation unit value:
  Beginning of period ...      $45.76     $37.75     $27.94     $28.75     $25.59     $23.30    $17.33    $19.45    $14.59    $13.41
  End of period .........      $58.19     $45.76     $37.75     $27.94     $28.75     $25.59    $23.30    $17.33    $19.45    $14.59
Accumulation units
  outstanding at the
  end of period .........  11,293,953 10,310,079  9,203,332  7,723,910  6,900,722  6,640,177 5,420,372 4,616,955 3,191,257 3,032,118

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                                        3

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
                              1997       1996   1995(D)(E)     1994       1993     1992(C)  1991(A)(B)   1990      1989      1988
QUALIFIED CONTRACTS

GROWTH-INCOME SERIES (SERIES B)

Accumulation unit value:
  Beginning of period ...      $46.58     $39.88     $31.03     $32.37     $29.89     $28.47    $20.92    $22.16    $17.46    $14.81
  End of period .........      $58.22     $46.58     $39.88     $31.03     $32.37     $29.89    $28.47    $20.92    $22.16    $17.46
Accumulation units
  outstanding at the
  end of period .........  15,086,547 15,264,292 14,963,215 14,312,801 13,236,948 11,381,462 8,753,337 6,449,776 4,613,783 3,388,090

MONEY MARKET SERIES (SERIES C)

Accumulation unit value:
  Beginning of period ...      $18.26     $17.59     $16.89     $16.48     $16.26     $15.94    $15.27    $14.33    $13.30    $12.56
  End of period .........      $18.97     $18.26     $17.59     $16.89     $16.48     $16.26    $15.94    $15.27    $14.33    $13.30
Accumulation units
  outstanding at the
  end of period .........   2,479,744  3,252,140  2,989,809  3,578,026  2,680,809  2,373,251 2,161,924 1,913,734 3,216,085 2,774,046

WORLDWIDE EQUITY SERIES (SERIES D)

Accumulation unit value:
  Beginning of period ...      $14.51     $12.51     $11.42     $11.25     $ 8.65      $8.99     $8.07    $10.57    $11.74    $11.33
  End of period .........      $15.26     $14.51     $12.51     $11.42     $11.25      $8.65     $8.99    $ 8.07    $10.57    $11.74
Accumulation units
  outstanding at the
  end of period .........  12,804,601 11,881,450 10,236,349  9,361,197  5,863,967  2,070,715   917,833   466,703   607,650   633,816

HIGH GRADE INCOME SERIES (SERIES E)

Accumulation unit value:
  Beginning of period ...      $21.69     $22.11     $18.87     $20.52     $18.44     $17.37    $15.04    $14.26    $12.90    $12.17
  End of period .........      $23.58     $21.69     $22.11     $18.87     $20.52     $18.44    $17.37    $15.04    $14.26    $12.90
Accumulation units
  outstanding at the
  end of period .........   3,446,850  3,673,833  3,912,046  3,891,426  3,731,587  2,912,605 2,255,909 1,673,154 1,403,313 1,037,740

EMERGING GROWTH SERIES (SERIES J)

Accumulation unit value:
  Beginning of period ...      $18.03     $15.46     $13.10     $13.97     $12.44     $10.00       ---       ---       ---       ---
  End of period .........      $21.37     $18.03     $15.46     $13.10     $13.97     $12.44       ---       ---       ---       ---
Accumulation units
  outstanding at the
  end of period .........   6,738,379  5,563,881  4,387,739  3,947,047  2,131,858    455,105       ---       ---       ---       ---

GLOBAL AGGRESSIVE BOND SERIES (SERIES K)

Accumulation unit value:
  Beginning of period ...      $12.00     $10.69     $10.00        ---        ---        ---       ---       ---       ---       ---
  End of period .........      $12.50     $12.00     $10.69        ---        ---        ---       ---       ---       ---       ---
Accumulation units
  outstanding at the
  end of period .........     425,354    306,339    129,589        ---        ---        ---       ---       ---       ---       ---

SPECIALIZED ASSET ALLOCATION SERIES (SERIES M)

Accumulation unit value:
  Beginning of period ...      $12.01     $10.64     $10.00        ---        ---        ---       ---       ---       ---       ---
  End of period .........      $12.59     $12.01     $10.64        ---        ---        ---       ---       ---       ---       ---
Accumulation units
  outstanding at the
  end of period .........   1,672,896  1,274,106    611,652        ---        ---        ---       ---       ---       ---       ---

MANAGED ASSET ALLOCATION SERIES (SERIES N)

Accumulation unit value:
  Beginning of period ...      $11.87     $10.66     $10.00        ---        ---        ---       ---       ---       ---       ---
  End of period .........      $13.89     $11.87     $10.66        ---        ---        ---       ---       ---       ---       ---
Accumulation units
  outstanding at the
  end of period .........   1,057,271    626,179    295,053        ---        ---        ---       ---       ---       ---       ---

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                                       4

--------------------------------------------------------------------------------

                              1997       1996   1995(D)(E)     1994       1993     1992(C)  1991(A)(B)   1990      1989      1988
QUALIFIED CONTRACTS

EQUITY INCOME SERIES (SERIES O)

Accumulation unit value:
  Beginning of period ...      $13.78     $11.62     $10.00        ---        ---        ---       ---       ---       ---       ---
  End of period .........      $17.49     $13.78     $11.62        ---        ---        ---       ---       ---       ---       ---
Accumulation units
  outstanding at the
  end of period .........   4,135,375  2,016,966    604,325        ---        ---        ---       ---       ---       ---       ---

SOCIAL AWARENESS SERIES (SERIES S)

Accumulation unit value:
  Beginning of period ...      $18.75     $15.97     $12.65     $13.31     $12.04     $10.47    $10.00       ---       ---       ---
  End of period .........      $22.72     $18.75     $15.97     $12.65     $13.31     $12.04    $10.47       ---       ---       ---
Accumulation units
  outstanding at the
  end of period .........   2,531,119  2,083,090  1,615,845  1,344,063    993,233    513,953   127,699       ---       ---       ---

NON-QUALIFIED CONTRACTS

GROWTH SERIES (SERIES A)

Accumulation unit value:
  Beginning of period ...      $45.74     $37.74     $27.92     $28.74     $25.58     $23.30    $17.32    $19.45    $14.59    $13.41
  End of period .........      $58.17     $45.74     $37.74     $27.92     $28.74     $25.58    $23.30    $17.32    $19.45    $14.59
Accumulation units
  outstanding at the
  end of period .........   2,652,767  2,575,426  2,306,163  1,578,797  1,483,618  1,766,896 1,328,865   952,806   594,856   493,463

GROWTH-INCOME SERIES (SERIES B)

Accumulation unit value:
  Beginning of period ...      $46.54     $39.84     $31.00     $32.34     $29.87     $28.44    $20.91    $22.16    $17.46    $14.80
  End of period .........      $58.17     $46.54     $39.84     $31.00     $32.34     $29.87    $28.44    $20.91    $22.16    $17.46
Accumulation units
  outstanding at the
  end of period .........   3,653,913  3,721,884  3,669,299  3,515,364  3,262,600  2,560,986 1,774,534 1,293,121 1,000,815   836,735

MONEY MARKET SERIES (SERIES C)

Accumulation unit value:
  Beginning of period ...      $18.26     $17.59     $16.89     $16.48     $16.26     $15.94    $15.28    $14.32    $13.29    $12.55
  End of period .........      $18.98     $18.26     $17.59     $16.89     $16.48     $16.26    $15.94    $15.28    $14.32    $13.29
Accumulation units
  outstanding at the
  end of period .........   1,089,550  1,681,230  1,469,153  2,475,349  1,913,212  1,031,855 1,000,378   954,107   846,414   853,615

WORLDWIDE EQUITY SERIES (SERIES D)

Accumulation unit value:
  Beginning of period ...      $14.51     $12.51     $11.42     $11.25     $ 8.65      $8.99     $8.07    $10.57    $11.74    $11.33
  End of period .........      $15.26     $14.51     $12.51     $11.42     $11.25      $8.65     $8.99    $ 8.07    $10.57    $11.74
Accumulation units
  outstanding at the
  end of period .........   3,730,734  3,484,411  3,140,486  2,803,304  2,150,932    678,110   279,878   125,010   211,920   214,723

HIGH GRADE INCOME SERIES (SERIES E)

Accumulation unit value:
  Beginning of period ...      $21.67     $22.09     $18.85     $20.50     $18.42     $17.36    $15.02    $14.25    $12.89    $12.17
  End of period .........      $23.56     $21.67     $22.09     $18.85     $20.50     $18.42    $17.36    $15.02    $14.25    $12.89
Accumulation units
  outstanding at the
  end of period .........   1,535,471  1,377,342  1,325,159  1,392,830  1,290,268    962,775   784,496   582,285   519,624   419,410

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                                       5

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
                              1997       1996   1995(D)(E)     1994       1993     1992(C)  1991(A)(B)   1990      1989      1988
NON-QUALIFIED CONTRACTS

EMERGING GROWTH SERIES (SERIES J)

Accumulation unit value:
  Beginning of period ...      $18.03     $15.46     $13.09     $13.96     $12.44     $10.00       ---       ---       ---       ---
  End of period .........      $21.36     $18.03     $15.46     $13.09     $13.96     $12.44       ---       ---       ---       ---
Accumulation units
  outstanding at the
  end of period .........   2,019,008  1,559,302  1,248,987  1,211,099    610,801     68,338       ---       ---       ---       ---

GLOBAL AGGRESSIVE BOND SERIES (SERIES K)

Accumulation unit value:
  Beginning of period ...      $12.00     $10.69     $10.00        ---        ---        ---       ---       ---       ---       ---
  End of period .........      $12.49     $12.00     $10.69        ---        ---        ---       ---       ---       ---       ---
Accumulation units
  outstanding at the
  end of period .........     212,934    178,818     74,528        ---        ---        ---       ---       ---       ---       ---

SPECIALIZED ASSET ALLOCATION SERIES (SERIES M)

Accumulation unit value:
  Beginning of period ...      $12.00     $10.64     $10.00        ---        ---        ---       ---       ---       ---       ---
  End of period .........      $12.59     $12.00     $10.64        ---        ---        ---       ---       ---       ---       ---
Accumulation units
  outstanding at the
  end of period .........     687,020    532,893    297,967        ---        ---        ---       ---       ---       ---       ---

MANAGED ASSET ALLOCATION SERIES (SERIES N)

Accumulation unit value:
  Beginning of period ...      $11.87     $10.66     $10.00        ---        ---        ---       ---       ---       ---       ---
  End of period .........      $13.89     $11.87     $10.66        ---        ---        ---       ---       ---       ---       ---
Accumulation units
  outstanding at the
  end of period .........     459,560    374,276    226,555        ---        ---        ---       ---       ---       ---       ---

EQUITY INCOME SERIES (SERIES O)

Accumulation unit value:
  Beginning of period ...      $13.78     $11.62     $10.00        ---        ---        ---       ---       ---       ---       ---
  End of period .........      $17.48     $13.78     $11.62        ---        ---        ---       ---       ---       ---       ---
Accumulation units
  outstanding at the
  end of period .........   1,257,818    710,206    234,242        ---        ---        ---       ---       ---       ---       ---

SOCIAL AWARENESS SERIES (SERIES S)

Accumulation unit value:
  Beginning of period ...      $18.75     $15.98     $12.66     $13.31     $12.04     $10.47    $10.00       ---       ---       ---
  End of period .........      $22.73     $18.75     $15.98     $12.66     $13.31     $12.04    $10.47       ---       ---       ---
Accumulation units
  outstanding at the
  end of period .........     904,831    746,852    612,235    543,287    389,861    226,145    98,344       ---       ---       ---

(a)  Social  Awareness  Series of Variflex was first publicly  offered on May 1,
     1991.

(b) Effective May 1, 1991, the investment objective of Worldwide Equity Series of Variflex was changed from high current income to long-term capital growth through investment in common stocks and equivalents of companies domiciled in foreign countries and the United States.

(c) Emerging Growth Series of Variflex was first publicly offered on October 1, 1992.

(d)  Global  Aggressive  Bond,  Specialized  Asset  Allocation,   Managed  Asset
     Allocation and Equity Income Series were first publicly offered on June 1, 1995.

(e) Effective June 1, 1995, the investment objective of Growth-Income Series of Variflex was changed from seeking to provide income with secondary emphasis on capital appreciation to seeking long-term growth of capital with secondary emphasis on income.

This supplement is preceded or accompanied by the 1997 Annual Report to Contractowners which contains audited financial statements of the Variflex separate account for the year ended December 31, 1997.

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                                       6

The following paragraph is added under "SECURITY BENEFIT LIFE INSURANCE COMPANY," page 11:

        The Board of Directors and the policyholders of SBL have approved a Plan of Conversion ("Plan") under which SBL would convert from a mutual life insurance company to a stock life insurance company ultimately controlled by a newly-formed mutual holding company to be named Security Benefit Mutual Holding Company. Under the Plan, membership interests of current SBL policyholders would become membership interests in Security Benefit Mutual Holding Company upon conversion. After the conversion, persons who acquire policies from SBL would automatically be members in the mutual holding company. The conversion will not increase premiums or reduce policy benefits, values, guarantees or other policy obligations to policyholders. The Plan is subject to approval by the Insurance Commissioner of the State of Kansas, among other approvals and conditions. If the necessary approvals are obtained and conditions met, the conversion could occur in the second quarter of 1998.

The following section is added following "SECURITY BENEFIT LIFE INSURANCE COMPANY," page 11:

     YEAR 2000 COMPLIANCE

        Like other insurance companies, as well as other financial and business organizations around the world, SBL could be adversely affected if the computer systems used by SBL in performing its administrative functions do not properly process and calculate date-related information and data before, during and after January 1, 2000. Some computer software and hardware systems currently cannot distinguish between the year 2000 and the year 1900 or some other date because of the way date fields were encoded. This is commonly known as the "Year 2000 Problem." If not addressed, the Year 2000 Problem could impact (i) the administrative services provided by SBL with respect to the Contract, and (ii) the management services provided to the Fund by the Investment Manager, as well as transfer agency, accounting, custody, distribution and other services provided to the Fund.

        SBL has adopted a plan to be "Year 2000 Compliant" with respect to both its internally built systems as well as systems provided by external vendors. "Year 2000 Compliant" means that systems and programs which require modification will have the date fields expanded to include the century information and that for interfaces to external organizations as well as new systems development, the year portion of the date field will be expanded to four digits using the format YYYYMMDD. SBL's overall approach to addressing the Year 2000 issue is as follows: (1) to inventory its internal and external hardware, software, telecommunications and data transmissions to customers and conduct a risk assessment with respect to the impact that a failure on any such system would have on its business operations; (2) to modify or replace its internal systems and obtain vendor certifications of Year 2000 compliance for systems provided by vendors or replace such systems that are not Year 2000 Compliant; and (3) to implement and test its systems for Year 2000 compliance. SBL has completed the inventory of its internal and external systems and has made substantial progress toward completing the modification/replacement of its internal systems as well as toward obtaining Year 2000 Compliant certifications from its external vendors. Overall systems testing is scheduled to commence in December 1998 and extend into the first six months of 1999.

        Although SBL has taken steps to ensure that its systems will function properly before, during and after the Year 2000, its key operating systems and information sources are provided by or through external vendors which creates uncertainty to the extent SBL is relying on the assurance of such vendors as to whether its systems will be Year 2000 Compliant. The costs or consequences of incomplete or untimely resolution of the Year 2000 issue are unknown to SBL at this time but could have a material adverse impact on the operations of the Separate Account and administration of the Contracts.

        The Year 2000 Problem is also expected to impact companies, which may include issuers of portfolio securities held by the Fund, to varying degrees based upon various factors, including, but not limited to, industry sector and degree of technological sophistication. SBL is unable to predict what impact, if any, the Year 2000 Problem will have on issuers of portfolio securities held by the Fund.

The Prospectus is updated by replacing the last paragraph under "SBL FUND," page 11, with the following:

        The Investment Manager has engaged Lexington Management Corporation, Park 80 West, Plaza Two, Saddle Brook, New Jersey 07663 to provide investment advisory services to Series D and K. Lexington has entered into an agreement with MFR Advisors, Inc., One Liberty Plaza, 46th Floor, New York, New York 10006 to provide investment advisory services to Series K of the Fund. The Investment Manager has engaged T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore, Maryland 21202 to provide investment advisory services to Series N and O, and has engaged Meridian Investment Management Corporation, 12835 East Arapahoe Road, Tower II, 7th Floor, Engelwood, Colorado 80112, to provide investment advisory and analytical services to Series M.

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                                       7
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"CONTRACTOWNER INQUIRIES," page 16, is replaced with the following:

        Contractowner inquiries and Purchase Payments should be addressed to Security Benefit Life Insurance Company at its home office, P.O. Box 750497, Topeka, Kansas 66675-0497, or made by calling (785) 431-3112 or
     (800) 888-2461, extension 3112.

The explanation of "LOANS AVAILABLE FROM CERTAIN QUALIFIED CONTRACTS," page 20, is replaced with the following:

        The Contractowner of a Contract issued in connection with a retirement plan that is qualified under Section 401 or 403(b) of the Internal Revenue Code may borrow money from SBL using his or her Contract Value as the only security for the loan by submitting a written request to SBL. A loan may be taken while the Owner is living and prior to the Annuity Commencement Date.

        The minimum loan that may be taken is $1,000. The maximum loan that can be taken is generally equal to the lesser of: (1) $50,000 reduced by the excess of: (a) the highest outstanding loan balance within the preceding 12-month period ending on the day before the date the loan is made; over
     (b) the outstanding loan balance on the date the loan is made; or (2) 50 percent of the Contract Value or $10,000, whichever is greater. However, an amount may not be borrowed which exceeds the annuity's total value minus the amount needed as security for the loan as described below. The Internal Revenue Code requires aggregation of all loans made to an individual employee under a single employer plan. However, since SBL has no information concerning outstanding loans with other providers, we will use only information available under annuity contracts issued by us. In addition, reference should be made to the terms of the particular Qualified Plan for any additional loan restrictions.

        When an eligible Contractowner takes a loan, Contract Value in an amount equal to the loan amount is transferred from the Variflex Series and/or the General Account into an account called the "Loan Account." In addition, 10 percent of the loaned amount will be held in the General Account as security for the loan. Amounts allocated to the Loan Account earn 3.5 percent, the minimum rate of interest guaranteed under the General Account. Amounts acting as security for the loan in the General Account will earn the current rate of interest.

        Interest will be charged for the loan and will accrue on the loan balance from the effective date of any loan. The loan interest rate will be
     5.50 percent. Because the Contract Value maintained in the Loan Account will always be equal in amount to the outstanding loan balance, the net cost of a loan is 2 percent.

        Loans must be repaid within five years, unless SBL determines that the loan is to be used to acquire a principal residence of the Owner, in which case the loan must be repaid within 30 years. Loan payments must be made at least quarterly and may be prepaid at any time. Upon receipt of a loan payment, SBL will transfer Contract Value from the Loan Account to the General Account and/or the Series according to the Contractowner's current instructions with respect to Purchase Payments in an amount equal to the amount by which the payment reduces the amount of the loan outstanding. The amount held as security for the loan will also be reduced by each loan payment so that the security is again equal to 10 percent of the outstanding loan balance immediately after the loan payment is made. However, amounts which are no longer needed as security for the loan will not automatically be allocated back among the General Account and/or Series in accordance with the Contractowner's Purchase Payment instructions.

        If any required loan payment is not made, within 30 days of the due date for loans with a monthly repayment schedule or within 90 days of the due date for loans with a quarterly repayment schedule, the TOTAL OUTSTANDING LOAN BALANCE will be deemed to be in default, and the entire loan balance, with any accrued interest, will be reported as income to the Internal Revenue Series ("IRS"). Once a loan has gone into default, regularly scheduled payments will not be accepted, and no new loans will be allowed while a loan is in default. Interest will continue to accrue on a loan in default and if such interest is not paid by December 31st of each year, it will be added to the outstanding balance of the loan and will be reported to the IRS. Contract Value equal to the amount of the accrued interest will be transferred to the Loan Account. If a loan continues to be in default, the total outstanding balance will be deducted from Contract Value upon the Contractowner's attained age 59 1/2. The Contract will be automatically terminated if the outstanding loan balance on a loan in default equals or exceeds the amount for which the Contract may be surrendered, plus any withdrawal charge. The proceeds from the Contract will be used to repay the debt and any applicable withdrawal charge. Because of the adverse tax consequences associated with defaulting on a loan, a Contractowner should carefully consider his or her ability to repay the loan and should consult with a tax advisor before requesting a loan.

        While the amount to secure the loan is held in the General Account and the amount of the outstanding loan balance is held in the Loan Account, the Owner forgoes the investment experience of the Series and the current rate of interest on the Loan Account. Outstanding Contract Debt will reduce the amount of proceeds paid upon full withdrawal or upon payment of the death benefit.

        A Contractowner should consult with his or her tax adviser on the effect of a loan.

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                                       8
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        The  foregoing  discussion  of  Contract  loans is general  and does not address the tax consequences resulting from all situations in which a person may receive a Contract loan. For plans that are subject to the Employee Retirement Income Security Act ("ERISA"), loans may not be available or may be subject to certain restrictions. A competent tax adviser should be consulted before obtaining a Contract loan.

"FEDERAL TAX MATTERS, page 24, is replaced with the following:

                               FEDERAL TAX MATTERS

     INTRODUCTION

        The Contract described in this Prospectus is designed for use by individuals in retirement plans which may or may not be Qualified Plans under the provisions of the Internal Revenue Code ("Code"). The ultimate effect of federal income taxes on the amounts held under a Contract, on annuity payments, and on the economic benefits to the Owner, the Annuitant, and the Beneficiary or other payee will depend upon the type of retirement plan, if any, for which the Contract is purchased, the tax and employment status of the individuals involved and a number of other factors. The discussion contained herein and in the Statement of Additional Information is general in nature and is not intended to be an exhaustive discussion of all questions that might arise in connection with a Contract. It is based upon SBL's understanding of the present federal income tax laws as currently interpreted by the Internal Revenue Service ("IRS"), and is not intended as tax advice. No representation is made regarding the likelihood of continuation of the present federal income tax laws or of the current interpretations by the IRS or the courts. Future legislation may affect annuity contracts adversely. Moreover, no attempt has been made to consider any applicable state or other laws. Because of the inherent complexity of the tax laws and the fact that tax results will vary according to the particular circumstances of the individual involved and, if applicable, the Qualified Plan, a person should consult with a qualified tax adviser regarding the purchase of a Contract, the selection of an Annuity Option under a Contract, the receipt of annuity payments under a Contract or any other transaction involving a Contract. SBL DOES NOT MAKE ANY GUARANTEE REGARDING THE TAX STATUS OF, OR TAX CONSEQUENCES ARISING FROM, ANY CONTRACT OR ANY TRANSACTION INVOLVING THE CONTRACTS.

     TAX STATUS OF SBL AND THE SEPARATE ACCOUNT

     GENERAL

        SBL intends to be taxed as a life insurance company under Part I, Subchapter L of the Code. Because the operations of the Separate Account form a part of SBL, SBL will be responsible for any federal income taxes that become payable with respect to the income of the Separate Account and its Subaccounts.

     CHARGE FOR SBL TAXES

        A charge may be made for any federal taxes incurred by SBL that are attributable to the Separate Account, the Subaccounts or to the operations of SBL with respect to the Contracts or attributable to payments, premiums, or acquisition costs under the Contracts. SBL will review the question of a charge to the Separate Account, the Subaccounts or the Contracts for SBL's federal taxes periodically. Charges may become necessary if, among other reasons, the tax treatment of SBL or of income and expenses under the Contracts is ultimately determined to be other than what SBL currently believes it to be, if there are changes made in the federal income tax treatment of variable annuities at the insurance company level, or if there is a change in SBL's tax status.

     DIVERSIFICATION STANDARDS

        Each Series of the Mutual Fund will be required to adhere to regulations adopted by the Treasury Department pursuant to Section 817(h) of the Code prescribing asset diversification requirements for investment companies whose shares are sold to insurance company separate accounts funding variable contracts. Pursuant to these regulations, on the last day of each calendar quarter (or on any day within 30 days thereafter), no more than 55 percent of the total assets of a Series may be represented by any one investment, no more than 70 percent may be represented by any two investments, no more than 80 percent may be represented by any three investments, and no more than 90 percent may be represented by any four investments. For purposes of Section 817(h), securities of a single issuer generally are treated as one investment but obligations of the U.S. Treasury and each U.S. Governmental agency or instrumentality generally are treated as securities of separate issuers. The Separate Account, through the Series, intends to comply with the diversification requirements of
     Section 817(h).

        In certain circumstances, owners of variable annuity contracts may be considered the owners, for federal income tax purposes, of the assets of the separate account used to support their contracts. In those circumstances, income and gains from the separate

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                                       9
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     account  assets would be includable in the variable  contractowner's  gross
     income.   The  IRS  has  stated  in  published   rulings  that  a  variable
     contractowner will be considered the owner of separate account assets if the contractowner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury Department also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments
     of  a  segregated   asset  account  may  cause  the  investor  (i.e.,   the
     policyowner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular subaccounts without being treated as owners of the underlying assets." As of the date of this Prospectus, no such guidance has been issued.

        The ownership rights under the Contract are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policyowners were not owners of separate account assets. For example, the Contractowner has additional flexibility in allocating purchase payments and Contract Values. These differences could result in a Contractowner being treated as the owner of a pro rata portion of the assets of the Separate Account. In addition, SBL does not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. SBL therefore reserves the right to modify the Contract, as it deems appropriate, to attempt to prevent a Contractowner from being considered the owner of a pro rata share of the assets of the Separate Account. Moreover, in the event that regulations or rulings are adopted, there can be no assurance that the Series will be able to operate as currently described in the Prospectus, or that the Fund will not have to change any Series' investment objective or investment policies.

     INCOME TAXATION OF ANNUITIES IN GENERAL -- NON-QUALIFIED PLANS

        Section 72 of the Code governs the taxation of annuities. In general, a Contractowner is not taxed on increases in value under an annuity contract until some form of distribution is made under the contract. However, the increase in value may be subject to tax currently under certain circumstances. See "Contracts Owned by Non-Natural Persons" on page 28 and "Diversification Standards" on page 26. Withholding of federal income taxes on all distributions may be required unless a recipient who is eligible elects not to have any amounts withheld and properly notifies SBL of that election.

        1.  Surrenders or Withdrawals Prior to the Annuity Commencement Date

        Code Section 72 provides that amounts received upon a total or partial withdrawal (including systematic withdrawals) from a Contract prior to the Annuity Commencement Date generally will be treated as gross income to the extent that the cash value of the Contract immediately before the withdrawal (determined without regard to any surrender charge in the case of a partial withdrawal) exceeds the "investment in the contract." The "investment in the contract" is that portion, if any, of purchase payments paid under a Contract less any distributions received previously under the Contract that are excluded from the recipient's gross income. The taxable portion is taxed at ordinary income tax rates. For purposes of this rule, a pledge or assignment of a contract is treated as a payment received on account of a partial withdrawal of a Contract.

        2.  Surrenders or Withdrawals on or after the Commencement Start Date

        Upon a complete surrender, the receipt is taxable to the extent that the cash value of the Contract exceeds the investment in the Contract. The taxable portion of such payments will be taxed at ordinary income tax rates.

        For fixed annuity payments, the taxable portion of each payment generally is determined by using a formula known as the "exclusion ratio," which establishes the ratio that the investment in the Contract bears to the total expected amount of annuity payments for the term of the Contract. That ratio is then applied to each payment to determine the non-taxable portion of the payment. The remaining portion of each payment is taxed at ordinary income rates. For variable annuity payments, the taxable portion of each payment is determined by using a formula known as the "excludable amount," which establishes the non-taxable portion of each payment. The non-taxable portion is a fixed dollar amount for each payment, determined by dividing the investment in the Contract by the number of payments to be made. The remainder of each variable annuity payment is taxable. Once the excludable portion of annuity payments to date equals the investment in the Contract, the balance of the annuity payments will be fully taxable.

        3.  Penalty Tax on Certain Surrenders and Withdrawals

        With respect to amounts withdrawn or distributed before the taxpayer reaches age 59 1/2, a penalty tax is imposed equal to 10 percent of the portion of such amount which is includable in gross income. However, the penalty tax is not applicable to withdrawals:

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                                       10
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     (i) made on or after  the  death of the owner (or where the owner is not an individual, the death of the "primary annuitant," who is defined as the individual the events in whose life are of primary importance in affecting the timing and amount of the payout under the Contract); (ii) attributable to the taxpayer's becoming totally disabled within the meaning of Code
     Section 72(m)(7); (iii) which are part of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the taxpayer, or the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary; (iv) from certain qualified plans; (v) under a so-called qualified funding asset (as defined in Code Section 130(d)); (vi) under an immediate annuity contract; or (vii) which are purchased by an employer on termination of certain types of qualified plans and which are held by the employer until the employee separates from service.

        If the penalty tax does not apply to a surrender or withdrawal as a result of the application of item (iii) above, and the series of payments are subsequently modified (other than by reason of death or disability), the tax for the first year in which the modification occurs will be increased by an amount (determined by the regulations) equal to the tax that would have been imposed but for item (iii) above, plus interest for the deferral period, if the modification takes place (a) before the close of the period which is five years from the date of the first payment and after the taxpayer attains age 59 1/2, or (b) before the taxpayer reaches age 59 1/2.

     ADDITIONAL CONSIDERATIONS

        1.  Distribution-at-Death Rules

        In order to be treated as an annuity contract, a contract must provide the following two distribution rules: (a) if any owner dies on or after the Annuity Commencement Date, and before the entire interest in the Contract has been distributed, the remainder of the owner's interest will be distributed at least as quickly as the method in effect on the owner's death; and (b) if any owner dies before the Annuity Commencement Date, the entire interest in the Contract must generally be distributed within five years after the date of death, or, if payable to a designated beneficiary, must be annuitized over the life of that designated beneficiary or over a period not extending beyond the life expectancy of that beneficiary, commencing within one year after the date of death of the owner. If the sole designated beneficiary is the spouse of the deceased owner, the Contract (together with the deferral of tax on the accrued and future income thereunder) may be continued in the name of the spouse as owner.

        Generally, for purposes of determining when distributions must begin under the foregoing rules, where an owner is not an individual, the primary annuitant is considered the owner. In that case, a change in the primary annuitant will be treated as the death of the owner. Finally, in the case of joint owners, the distribution-at-death rules will be applied by treating the death of the first owner as the one to be taken into account in determining generally when distributions must commence, unless the sole Beneficiary is the deceased owner's spouse.

        2.  Gift of Annuity Contracts

        Generally, gifts of non-tax qualified Contracts prior to the Annuity Commencement Date will trigger tax on the gain on the Contract, with the donee getting a stepped-up basis for the amount included in the donor's income. The 10 percent penalty tax and gift tax also may be applicable. This provision does not apply to transfers between spouses or incident to a divorce.

        3.  Contracts Owned by Non-Natural Persons

        If the Contract is held by a non-natural person (for example, a corporation) the income on that Contract (generally the increase in net surrender value less the purchase payments) is includable in taxable income each year. The rule does not apply where the Contract is acquired by the estate of a decedent, where the Contract is held by certain types of retirement plans, where the Contract is a qualified funding asset for structured settlements, where the Contract is purchased on behalf of an employee upon termination of a qualified plan, and in the case of an immediate annuity. An annuity contract held by a trust or other entity as agent for a natural person is considered held by a natural person.

        4.  Multiple Contract Rule

        For purposes of determining  the amount of any  distribution  under Code
     Section 72(e) (amounts not received as annuities) that is includable in gross income, all Non-Qualified annuity contracts issued by the same insurer to the same Contractowner during any calendar year are to be aggregated and treated as one contract. Thus, any amount received under any such contract prior to the contract's Annuity Commencement Date, such as a partial surrender, dividend, or loan, will be taxable (and possibly subject to the 10 percent penalty tax) to the extent of the combined income in all such contracts.

        In addition, the Treasury Department has broad regulatory authority in applying this provision to prevent avoidance of the purposes of this rule. It is possible that, under this authority, the Treasury Department may apply this rule to amounts that are paid as annuities (on and after the Annuity Commencement Date) under annuity contracts issued by the same company to the same owner during any calendar year. In this case, annuity payments could be fully taxable (and possibly subject to the 10 percent penalty tax) to the extent of the combined income in all such contracts and regardless of

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     whether any amount would  otherwise  have been excluded from income because of the "exclusion ratio" under the contract.

        5.  Possible Tax Changes

        In recent years, legislation has been proposed that would have adversely modified the federal taxation of certain annuities, and President Clinton's fiscal-year 1999 Budget proposal includes a provision that, if adopted, would impose new taxes on owners of variable annuities. There is always the possibility that the tax treatment of annuities could change by legislation or other means (such as IRS regulations, revenue rulings, and judicial decisions). Moreover, although unlikely, it is also possible that any legislative change could be retroactive (that is, effective prior to the date of such change).

        6.  Transfers, Assignments or Exchanges of a Contract

        A transfer of ownership of a Contract, the designation of an Annuitant, Payee or other Beneficiary who is not also the Owner, the selection of certain Annuity Commencement Dates or the exchange of a Contract may result in certain tax consequences to the Owner that are not discussed herein. An Owner contemplating any such transfer, assignment, selection or exchange should contact a competent tax adviser with respect to the potential effects of such a transaction.

     QUALIFIED PLANS

        The Contract may be used with Qualified Plans that meet the requirements of Section 401, 403(b), 408, 408A or 457 of the Code. The tax rules applicable to participants in such Qualified Plans vary according to the type of plan and the terms and conditions of the plan itself. No attempt is made herein to provide more than general information about the use of the Contract with the various types of Qualified Plans. These Qualified Plans may permit the purchase of the Contracts to accumulate retirement savings under the plans. Adverse tax or other legal consequences to the plan, to the participant or to both may result if this Contract is assigned or transferred to any individual as a means to provide benefit payments, unless the plan complies with all legal requirements applicable to such benefits prior to transfer of the Contract. Contractowners, Annuitants, and Beneficiaries, are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to the terms and conditions of the plans themselves or limited by applicable law, regardless of the terms and conditions of the Contract issued in connection therewith. For example, SBL may accept beneficiary designations and payment instructions under the terms of the Contract without regard to any spousal consents that may be required under the Employee Retirement Income Security Act of 1974 (ERISA). Consequently, a Contractowner's Beneficiary designation or elected payment option may not be enforceable.

        The amounts that may be contributed to Qualified Plans are subject to limitations that vary depending on the type of Plan. In addition, early distributions from most Qualified Plans may be subject to penalty taxes, or in the case of distributions of amounts contributed under salary reduction agreements, could cause the Plan to be disqualified. Furthermore, distributions from most Qualified Plans are subject to certain minimum distribution rules. Failure to comply with these rules could result in disqualification of the Plan or subject the Owner or Annuitant to penalty taxes. As a result, the minimum distribution rules may limit the availability of certain Annuity Options to certain Annuitants and their beneficiaries. These requirements may not be incorporated into SBL's Contract administration procedures. Owners, participants and beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the Contracts comply with applicable law.

        The following are brief descriptions of the various types of Qualified Plans and the use of the Contract therewith:

        1.  Section 401

        Code Section 401 permits employers to establish various types of retirement plans (e.g., pension, profit sharing and 401(k) plans) for their employees. For this purpose, self-employed individuals (proprietors or partners operating a trade or business) are treated as employees and therefore eligible to participate in such plans. Retirement plans established in accordance with Section 401 may permit the purchase of Contracts to provide benefits thereunder.

        In order for a retirement plan to be "qualified" under Code Section 401, it must: (i) meet certain minimum standards with respect to participation, coverage and vesting; (ii) not discriminate in favor of "highly compensated" employees; (iii) provide contributions or benefits that do not exceed certain limitations; (iv) prohibit the use of plan assets for purposes other than the exclusive benefit of the employees and their beneficiaries covered by the plan; (v) provide for distributions that comply with certain minimum distribution requirements; (vi) provide for certain spousal survivor benefits; and (vii) comply with numerous other qualification requirements.

        A retirement plan qualified under Code Section 401 may be funded by employer contributions, employee contributions or a combination of both. Plan participants are not subject to tax on employer contributions until such amounts are actually distributed from the plan.

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     Depending upon the terms of the particular plan, employee contributions may be made on a pre-tax or after-tax basis. In addition, plan participants are not taxed on plan earnings derived from either employer or employee contributions until such earnings are distributed.

        Each  employee's  interest in a  retirement  plan  qualified  under Code
     Section 401 must generally be distributed or begin to be distributed not later than April 1 of the calendar year following the later of the calendar year in which the employee reaches age 70 1/2 or retires ("required beginning date"). Periodic distributions must not extend beyond the life of the employee or the lives of the employee and a designated beneficiary (or over a period extending beyond the life expectancy of the employee or the joint life expectancy of the employee and a designated beneficiary).

        If an employee dies before reaching his or her required beginning date, the employee's entire interest in the plan must generally be distributed within five years of the employee's death. However, the five-year rule will be deemed satisfied, if distributions begin before the close of the calendar year following the year of the employee's death to a designated beneficiary and are made over the life of the beneficiary (or over a period not extending beyond the life expectancy of the beneficiary). If the designated beneficiary is the employee's surviving spouse, distributions may be delayed until the employee would have reached age 70 1/2.

        If an employee dies after reaching his or her required beginning date, the employee's interest in the plan must generally be distributed at least as rapidly as under the method of distribution in effect at the time of the employee's death.

        Annuity payments distributed from a retirement plan qualified under Code
     Section 401 are taxable under Section 72 of the Code. Section 72 provides that the portion of each payment attributable to contributions that were taxable to the employee in the year made, if any, is excluded from gross income as a return of the employee's investment. The portion so excluded is determined by dividing the employee's investment in the plan by (1) the number of anticipated payments determined under a table set forth in
     Section 72 of the Code or (2) in the case of a contract calling for installment payments, the number of monthly annuity payments under such contract. The portion of each payment in excess of the exclusion amount is taxable as ordinary income. Once the employee's investment has been recovered, the full annuity payment will be taxable. If the employee should die prior to recovering his or her entire investment, the unrecovered investment will be allowed as a deduction on the employee's final return. If the employee made no contributions that were taxable when made, the full amount of each annuity payment is taxable as ordinary income.

        A "lump-sum"  distribution  from a retirement  plan qualified under Code
     Section 401 is eligible for favorable tax treatment. A "lump-sum" distribution means the distribution within one taxable year of the balance to the credit of the employee which becomes payable: (i) on account of the employee's death, (ii) after the employee attains age 59 1/2, (iii) on account of the employee's termination of employment (in the case of a common law employee only) or (iv) after the employee has become disabled (in the case of a self-employed person only).

        As a general rule, a lump-sum distribution is fully taxable as ordinary income except for an amount equal to the employee's investment, if any, which is recovered tax-free. However, special five-year averaging may be available, provided the employee has reached age 59 1/2 and has not previously elected to use income averaging. (Special five-year averaging has been repealed for distributions after 1999.) Special ten-year averaging and capital-gains treatment may be available to an employee who reached age 50 before 1986.

        Distributions from a retirement plan qualified under Code Section 401 may be eligible for a tax-free rollover to either another qualified retirement plan or to an individual retirement account or annuity (IRA). See "Rollovers" on page 32.

        2.  Section 403(b)

        Code Section 403(b) permits public school employees and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code to purchase annuity contracts, and, subject to certain limitations, to exclude the amount of purchase payments from gross income for tax purposes. The Contract may be purchased in connection with a Section 403(b) annuity program.

        Section 403(b) annuities must generally be provided under a plan which meets certain minimum participation, coverage, and nondiscrimination requirements. Section 403(b) annuities are generally subject to minimum distribution requirements similar to those applicable to retirement plans qualified under Section 401 of the Code. See "Section 401" on page 29.

        A Section 403(b) annuity contract may be purchased with employer contributions, employee contributions or a combination of both. An employee's rights under a Section 403(b) contract must be nonforfeitable. Numerous limitations apply to the amount of contributions that may be made to a Section 403(b) annuity contract. The applicable limit will depend upon, among other things, whether the annuity contract is purchased with employer or employee contributions.

        Amounts  used  to  purchase  Section  403(b)  annuities   generally  are
     excludable from the taxable income of the employee. As a result, all distributions from such

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     annuities are normally taxable in full as ordinary income to the employee.

        A Section 403(b) annuity contract must prohibit the distribution of employee contributions (including earnings thereon) until the employee: (i) attains age 59 1/2, (ii) terminates employment; (iii) dies; (iv) becomes disabled; or (v) incurs a financial hardship (earnings may not be distributed in the event of hardship).

        Distributions from a Section 403(b) annuity contract may be eligible for a tax-free rollover to either another Section 403(b) annuity contract or to an individual retirement account or annuity (IRA). See "Rollovers" on page 32.

        3.  Section 408 and Section 408A

        INDIVIDUAL RETIREMENT ANNUITIES. Section 408 of the Code permits eligible individuals to establish individual retirement programs through the purchase of Individual Retirement Annuities ("traditional IRAs"). The Contract may be purchased as an IRA. The IRAs described in this paragraph are called "traditional IRAs" to distinguish them from the new "Roth IRAs" which became available in 1998. Roth IRAs are described below.

        IRAs are subject to limitations on the amount that may be contributed, the persons who may be eligible and on the time when distributions must commence. Depending upon the circumstances of the individual, contributions to a traditional IRA may be made on a deductible or non-deductible basis. IRAs may not be transferred, sold, assigned, discounted or pledged as collateral for a loan or other obligation. The annual premium for an IRA may not be fixed and may not exceed $2,000 (except in the case of a rollover contribution). Any refund of premium must be applied to the payment of future premiums or the purchase of additional benefits.

        Sale of the Contract for use with IRAs may be subject to special requirements imposed by the Internal Revenue Service. Purchasers of the Contract for such purposes will be provided with such supplementary information as may be required by the Internal Revenue Service or other appropriate agency, and will have the right to revoke the Contract under certain circumstances.

        In general, traditional IRAs are subject to minimum distribution requirements similar to those applicable to retirement plans qualified under Section 401 of the Code; however, the required beginning date for traditional IRAs is generally the date that the Contractowner reaches age 70 1/2--the Contractowner's retirement date, if any, will not affect his or her required beginning date. See "Section 401" on page 29. Distributions from IRAs are generally taxed under Code Section 72. Under these rules, a portion of each distribution may be excludable from income. The amount excludable from the individual's income is the amount of the distribution which bears the same ratio as the individual's nondeductible contributions bears to the expected return under the IRA.

        Distributions from a traditional IRA may be eligible for a tax-free rollover to another traditional IRA. In certain cases, a distribution from a traditional IRA may be eligible to be rolled over to a retirement plan qualified under Code Section 401(a) or a Section 403(b) annuity contract. See "Rollovers" on page 32.

        The Internal Revenue Service has not reviewed the Contract for qualification as an IRA, and has not addressed in a ruling of general applicability whether a death benefit provision such as the provision in the Contract comports with IRA qualification requirements.

        ROTH IRAS. Section 408A of the Code permits eligible individuals to establish a Roth IRA, a new type of IRA which became available in 1998. The Contract may be purchased as a Roth IRA. Contributions to a Roth IRA are not deductible, but withdrawals that meet certain requirements are not subject to federal income tax. Sale of the contract for use with Roth IRAs may be subject to special requirements imposed by the Internal Revenue Service. Purchasers of the Contract for such purposes will be provided with such supplementary information as may be required by the Internal Revenue Service or other appropriate agency, and will have the right to revoke the Contract under certain requirements. Unlike a traditional IRA, Roth IRAs are not subject to minimum required distribution rules during the Contractowner's life time. Generally, however, the amount in a remaining Roth IRA must be distributed by the end of the fifth year after the death of the Contractowner.

        The Internal Revenue Service has not reviewed the Contract for qualification as a Roth IRA and has not addressed in a ruling of general applicability whether a death benefit provision such as the provision in the Contract comports with Roth IRA qualification requirements.

        SIMPLE INDIVIDUAL RETIREMENT ANNUITIES. The Small Business Job Protection Act of 1996 created a new retirement plan, the Savings Incentive Match Plan for Employees of Small Employers (SIMPLE plans). Depending upon the type of SIMPLE plan, employers may deposit the plan contributions into a single trust or into SIMPLE Individual Retirement Annuities ("SIMPLE IRA") established by each participant.

        Information on eligibility to participate in an employer's SIMPLE Plan will be included in the summary description of the plan furnished to the participants by their employer. Contributions to a SIMPLE IRA may be either salary deferral contributions or employer contributions. On a pre-tax basis, participants may elect to contribute (through salary deferrals) up to $6,000 of their compensation to a SIMPLE IRA. In addition, employers are required to make either (1) a dollar-for-dollar matching contribution

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     or (2) a  nonelective  contribution  to their  account each year.  Finally, participants may roll over or transfer contributions to their SIMPLE IRA from another SIMPLE IRA.

        In general, SIMPLE IRAs are subject to minimum distribution requirements similar to those applicable to retirement plans qualified under Section 401 of the Code; however, the required beginning date for SIMPLE IRAs is generally the date that the Contractowner reaches age 70 1/2--the Contractowner's retirement date will not affect his or her required beginning date. Amounts used to purchase SIMPLE IRAs generally are excludable from the taxable income of the participant. As a result, all distributions from such annuities are normally taxable in full as ordinary income to the participant.

        Distributions from a SIMPLE IRA may be eligible for a tax-free rollover or transfer to another SIMPLE IRA. However, a distribution from a SIMPLE IRA is never eligible to be rolled over to a retirement plan qualified under Code Section 401(a) or a Section 403(b) annuity contract.

        The Internal Revenue Service has not reviewed the Contract for qualification as a SIMPLE IRA, and has not addressed in a ruling of general applicability whether the death benefit provision such as the provision in the Contract comports with SIMPLE IRA qualification requirements.

        4.  Section 457

        Section 457 of the Code permits employees of state and local governments and units and agencies of state and local governments as well as tax-exempt organizations described in Section 501(c)(3) of the Code to defer a portion of their compensation without paying current taxes if those employees are participants in an eligible deferred compensation plan. A Section 457 plan may permit the purchase of Contracts to provide benefits thereunder.

        Although a participant under a Section 457 plan may be permitted to direct or choose methods of investment in the case of a tax-exempt employer sponsor, all amounts deferred under the plan, and any income thereon, remain solely the property of the employer and subject to the claims of its general creditors, until paid to the participant. The assets of a Section 457 plan maintained by a state or local government employer must be held in trust (or custodial account or an annuity contract) for the exclusive benefit of plan participants, who will be responsible for taxes upon distribution. A Section 457 plan must not permit the distribution of a participant's benefits until the participant attains age 70 1/2, terminates employment or incurs an "unforeseeable emergency."

        Section 457 plans are generally subject to minimum distribution requirements similar to those applicable to retirement plans qualified under Section 401 of the Code. See "Section 401" on page 29. Since under a
     Section 457 plan, contributions are generally excludable from the taxable income of the employee, the full amount received will usually be taxable as ordinary income when annuity payments commence or other distributions are made. Distributions from a Section 457 plan are not eligible for tax-free rollovers.

        5.  Rollovers

        A "rollover" is the tax-free transfer of a distribution from one Qualified Plan to another. Distributions which are rolled over are not included in the employee's gross income until some future time.

        If any portion of the balance to the credit of an employee in a Section 401 plan or Section 403(b) plan is paid to the employee in an "eligible rollover distribution" and the employee transfers any portion of the amount received to an "eligible retirement plan," then the amount so transferred is not includable in income. An "eligible rollover distribution" generally means any distribution that is not one of a series of periodic payments made for the life of the distributee or for a specified period of at least ten years. In addition, a required minimum distribution will not qualify as an eligible rollover distribution. A rollover must be completed within 60 days after receipt of the distribution.

        In the case of a Section 401 plan, an "eligible retirement plan" will be another retirement plan qualified under Code Section 401 or an individual retirement account or annuity under Code Section 408. With respect to a
     Section 403(b) plan, an "eligible retirement plan" will be another Section 403(b) plan or an individual retirement account or annuity described in Code Section 408.

        A Section 401 plan and a Section 403(b) plan must generally provide a participant receiving an eligible rollover distribution, the option to have the distribution transferred directly to another eligible retirement plan.

        The owner of an IRA may make a tax-free rollover of any portion of the IRA. The rollover must be completed within 60 days of the distribution and generally may only be made to another IRA. However, an individual may receive a distribution from his or her IRA and within 60 days roll it over into a retirement plan qualified under Code Section 401(a) if all of the funds in the IRA are attributable to a rollover from a Section 401(a) plan. Similarly, a distribution from an IRA may be rolled over to a Section 403(b) plan only if all of the funds in the IRA are attributable to a rollover from a Section 403(b) annuity.

        Beginning in 1998 the owner of a traditional IRA may convert the traditional IRA into a Roth IRA under certain circumstances. The conversion of a traditional IRA to a Roth IRA will subject the amount of the converted traditional IRA to federal income tax. If a traditional IRA is converted to a Roth IRA, the taxable

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     amount in the owner's traditional IRA will be considered taxable income for federal income tax purposes for the year of the conversion. Generally, all amounts in a traditional IRA are taxable except for the owner's prior non-deductible contributions to the traditional IRA.

        6.  Tax Penalties

        PREMATURE DISTRIBUTION TAX. Distributions from a Qualified Plan before the participant reaches age 59 1/2 are generally subject to an additional tax equal to 10 percent of the taxable portion of the distribution. The 10 percent penalty tax does not apply to distributions: (i) made on or after the death of the employee; (ii) attributable to the employee's disability;
     (iii) which are part of a series of substantially equal periodic payments made (at least annually) for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of the employee and a designated beneficiary and which begin after the employee terminates employment; (iv) made to an employee after termination of employment after reaching age 55; (v) made to pay for certain medical expenses; (vi) that are exempt withdrawals of an excess contribution; (vii) that are rolled over or transferred in accordance with Code requirements; or (viii) that are transferred pursuant to a decree of divorce or separate maintenance or written instrument incident to such a decree.

        The exception to the 10 percent penalty tax described in item (iv) above is not applicable to IRAs. However, distributions from an IRA to unemployed individuals can be made without application of the 10 percent penalty tax to pay health insurance premiums in certain cases. In addition, the 10 percent penalty tax is generally not applicable to distributions from a
     Section 457 plan. Starting January 1, 1998, there are two additional exceptions to the 10 percent penalty tax on withdrawals from IRAs before age 59 1/2: withdrawals made to pay "qualified" higher education expenses and withdrawals made to pay certain "eligible first-time home buyer expenses."

        MINIMUM DISTRIBUTION TAX. If the amount distributed from a Qualified Plan is less than the minimum required distribution for the year, the participant is subject to a 50 percent tax on the amount that was not properly distributed.

        EXCESS DISTRIBUTION/ACCUMULATION TAX. The penalty tax of 15 percent which was imposed (in addition to any ordinary income tax) on large plan distributions and the "excess retirement accumulations" of an individual has been repealed effective January 1, 1997.

        7.  Withholding

        Periodic distributions (e.g., annuities and installment payments) from a Qualified Plan that will last for a period of ten or more years are generally subject to voluntary income tax withholding. The amount withheld on such periodic distributions is determined at the rate applicable to wages. The recipient of a periodic distribution may generally elect not to have withholding apply.

        Nonperiodic distributions (e.g., lump sums and annuities or installment payments of less than ten years) from a Qualified Plan (other than IRAs and
     Section 457 plans) are generally subject to mandatory 20 percent income tax withholding. However, no withholding is imposed if the distribution is transferred directly to another eligible Qualified Plan. Nonperiodic distributions from an IRA are subject to income tax withholding at a flat 10 percent rate. The recipient of such a distribution may elect not to have withholding apply.

        The above description of the federal income tax consequences of the different types of Qualified Plans which may be funded by the Contract offered by this Prospectus is only a brief summary and is not intended as tax advice. The rules governing the provisions of Qualified Plans are extremely complex and often difficult to comprehend. Anything less than full compliance with the applicable rules, all of which are subject to change, may have adverse tax consequences. A prospective Contractowner considering adoption of a Qualified Plan and purchase of a Contract in connection therewith should first consult a qualified and competent tax adviser, with regard to the suitability of the Contract as an investment vehicle for the Qualified Plan.

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